                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                            MERCER INTERNATIONAL INC.
      -----------------------------------------------------------------------
                 (Names of Registrant as Specified in Its Charter)

      -----------------------------------------------------------------------
           (Names of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (check appropriate box):

/X/        No filing fee.
/ /        Fee computed on table below per Exchange Act rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computes pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                           MERCER INTERNATIONAL INC.
                              Giesshubelstrasse 15
                                  8045 Zurich
                                  Switzerland

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Mercer International Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders of Mercer International Inc., a Massachusetts trust organized under the laws of the State of Washington (the "Company"), will be held at HauptstraBe 16, D 07365 Blankenstein, Germany at 9:00 a.m., Central Europe Time, July 10, 2001, for the following purposes:

    1.  To elect two (2) Trustees of the Company.

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The Trustees have fixed the close of business on May 21, 2001, as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Trustees
                                          JIMMY S.H. LEE
                                          President

June   -  , 2001

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH IN THE PROXY STATEMENT.

                           MERCER INTERNATIONAL INC.
                                PROXY STATEMENT

    This statement is furnished in connection with the solicitation by the management of Mercer International Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at HauptstraBe 16, D 07365 Blankenstein, Germany on July 10, 2001, and any adjournments thereof. If the Proxy is properly executed and received by the Company prior to the meeting or any adjournment thereof, the Shares represented by your Proxy will be voted in the manner directed. In the absence of voting instructions, the shares will be voted for each of the proposals. The Proxy may be revoked at any time prior to its use by filing a written notice of revocation of Proxy or a later dated Proxy with the Secretary of the Company, Mr. Ian Rigg, c/o Suite 1620, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6, bearing a date later than the date of the Proxy or by giving oral notice of revocation at the meeting. You may also revoke your Proxy in person at the meeting. If you attend the meeting and have submitted a Proxy, you need not revoke your Proxy and vote in person unless you elect to do so. The Proxy Statement and form of Proxy are being
mailed to Shareholders commencing on or about June   -  , 2001.

    The affirmative vote of at least a majority of the shares of beneficial interest ("Shares") cast in person or by proxy at the Annual Meeting is required to approve the election of Trustees. The holders of one-third of the outstanding Shares and entitled to vote at the Annual Meeting, present in person or represented by proxy, constitute a quorum. Under applicable Washington law, abstentions and broker non-votes will be counted for purposes of establishing a quorum, but will have no effect on the vote on the election of the Trustee.

    Proxies will be solicited primarily by mail and may also be solicited personally and by telephone by Trustees and regular employees of the Company without additional remuneration therefor. The Company may also reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding Proxies and Proxy materials to the beneficial owners of the Shares. All costs of solicitation of Proxies will be borne by the Company. The Company does not presently intend to employ any other party to assist in the solicitation process.

    The close of business on May 21, 2001, has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    The holders of record of 16,794,899 Shares of the Company issued and outstanding on the Record Date will be entitled to one vote per Share at the meeting. Under the Company's Declaration of Trust, cumulative voting in the election of Trustees is not permitted. Trustees will be elected by the majority of votes cast at the meeting.

    The following table sets forth certain information regarding the beneficial ownership of the Company's Shares as of April 23, 2000, by each shareholder who is known by the Company to own more than five percent of the outstanding Shares. The following is based solely on statements on filings with the Securities and Exchange Commission or other information the Company believes to be reliable.

                                                               NUMBER         PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          OF SHARES   OUTSTANDING SHARES
------------------------------------                          ---------   ------------------
FMR Corp.(1)................................................  1,142,513           6.8%
82 Devonshire Street
Boston, MA 02109

Schneider Capital Management Corporation....................  1,337,900           8.0%
460 E. Swedesford Street
Suite 1080
Wayne, PA 19087

Merril Lynch & Co., Inc.....................................  1,423,885           8.6%
4 World Financial Center
New York, NY 10080

Greenlight Capital, L.L.C...................................  2,202,200          13.1%
420 Lexington Ave.
Suite 875
New York, NY 10170

Cramer Rosenthal McGlynn....................................  1,912,282          11.4%

------------------------

(1) Filed jointly with Edward C. Johnson 3d and Abigail P. Johnson.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

    Pursuant to resolutions of the Trustees under authority granted by the Company's Declaration of Trust, the number of Trustees of the Company is established at five. The votes of a majority of the Shares cast in person or by Proxy at the Annual Meeting are required to elect the Trustees.

    The Board of Trustees is divided into three classes. Each class of Trustee is elected for a three-year term. The nominees for Trustee, Mr. C.S. Moon and Mr. Maarten Reidel, are members of Class I, and are to be elected to the Board of Trustees for a three-year term to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified. Both Mr. Moon and Mr. Reidel currently serve as a Trustee.

    Mr. Moon and Mr. Reidel have indicated that they are willing and able to serve as a Trustee. If either nominee is unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Trustees. Proxies received by the Trustees on which no designation is made will be voted FOR the nominees.

TRUSTEES

    The following table sets forth information regarding each nominee for election as a Trustee and each Trustee whose term of office will continue after the Annual Meeting.

                                                                                                EXPIRATION OF
NAME                                           CURRENT POSITION WITH THE COMPANY     AGE      TERM AS A TRUSTEE
----                                           ---------------------------------   --------   -----------------
Jimmy S.H. Lee...............................  Chairman, President and Trustee        44             2002
C.S. Moon....................................  Trustee                                54             2001
Maarten Reidel...............................  Trustee                                37             2001
Michel Arnulphy..............................  Trustee                                67             2003
R. Ian Rigg..................................  Secretary and Chief Financial          57             2002
                                               Officer and Trustee

    JIMMY S.H. LEE has been a Trustee since May, 1985, and Chief Executive Officer of the Company since 1992. Mr. Lee is a director of Med Net International Ltd.

    C.S. MOON has been a Trustee since June 1994. Mr. Moon is an independent consultant. From 1990 until 1998, he was Executive Director of Shin Ho Group of Korea, an international paper manufacturer headquartered in Korea. Prior to joining Shin Ho in 1990, Mr. Moon previously served in managerial positions with Moo Kim Paper Manufacturing Co., Ltd. and Sam Yung Pulp Co., Ltd., both in Korea.

    MAARTEN REIDEL has been a Trustee since December 1996, a Managing Director of Spezialpapierfabrik Blankenstein GmbH ("SBG") from 1994 to 1999 and the Chairman of the Management Board of Dresden Papier AG ("DPAG") from 1995 to 1998, a member of the German government agency responsible for the privatization of government-owned companies from 1992 to 1994, and an accountant with Arthur Andersen & Co. from 1987 to 1992. He has been the Chief Financial Officer of Ision Internet AG since August 1999.

    MICHEL ARNULPHY has been a Trustee since June 1995. From 1998 to the present, Mr. Arnulphy has been the Managing Director of Electro Orient Ltd., a merchandising trading company located in Hong Kong. From 1975 to 1998, Mr. Arnulphy was Managing Director of J. Mortenson & Co., Ltd., a manufacturer of water treatment equipment in Hong Kong.

    R. IAN RIGG has been a Trustee since 1999 and was named Chief Financial Officer in October 1999. He has been the chief financial officer and a director of Advanced Project Ltd. since 1996 and of Terrawest Industries, Inc. since 1989. He is a nominee director and officer for Bank Gospodarki of Poland.
Mr. Rigg is a chartered accountant in Canada.

    During the fiscal year ended December 31, 2000, the Trustees held no board meetings but acted on four occasions by resolution adopted by unanimous written consent. Under the Declaration of Trust of the Company, resolutions may be adopted by written consent signed by a majority of the Trustees.

COMMITTEES OF THE BOARD

    The Company has established an Audit Committee. The Audit Committee functions pursuant to a charter adopted by the Trustees. A copy of the charter is attached as Appendix A. The function of the Audit Committee is to meet with and review the results of the audit of the Company's financial statements performed by the independent public accountants and to recommend the selection of independent public accountants. The members of the Audit Committee are Mr. Michel Arnulphy and Mr. C.S. Moon, each of whom are independent under the standards of the Nasdaq Stock Market. The Audit Committee met once during 2000. The Trustees intend to add an additional independent member to the Audit Committee prior to the end of the second quarter of 2001.

    The Company has also established a Compensation Committee. The members of the Compensation Committee are Mr. C.S. Moon and Mr. Michel Arnulphy. The primary duty of the Compensation Committee is to grant stock options under the Company's 1992 Non-Qualified Stock Option Plan and to award bonuses to employees and consultants under the Company's Incentive Bonus Plan. The Compensation Committee did not meet during 2000.

    The Company does not have a Nominating Committee.

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth information regarding ownership of the Company's Shares on the April 30, 2001, by (i) each Trustee, nominee for Trustee and Named Executive Officer (as defined below); and (ii) all Trustees and executive officers of the Company as a group. Unless otherwise indicated, each Named Executive Officer and Trustee has sole voting and disposition power with respect to the Shares set forth opposite his name. Each such person has indicated that he will vote all Shares owned by him in favor of the nominees for Trustee and in favor of each of the other proposals.

                                                              SHARES BENEFICIALLY   PERCENT OF
NAME OF OWNER                                                        OWNED          OWNERSHIP
-------------                                                 -------------------   ----------
Jimmy S.H. Lee(1)...........................................       1,245,667           6.9%
C.S. Moon(2)................................................          22,000             *
Michel Arnulphy(2)..........................................          16,000             *
Maarten Reidel..............................................         120,000             *
Ron Aurell(3)...............................................          87,600             *
Ian Rigg(2).................................................          40,000             *
Trustees and Officers as a Group (6 persons)(4).............       1,531,267           8.5%

------------------------

*   Less than 1%.

(1) Includes presently exercisable stock options to acquire 1,231,667 shares.

(2) Represents presently exercisable stock options.

(3) Includes presently exercisable stock options to acquire 10,000 shares.

(4) Includes presently exercisable stock options to acquire 1,319,667 shares.

EXECUTIVE COMPENSATION

    The following table sets forth information on the annual compensation for each of the Company's last three fiscal years of the chief executive officer (the "CEO") and each of the Company's other most highly compensated executive officers other than the CEO who received aggregate annual remuneration from the

Company in excess of $100,000 during the fiscal year ended December 31, 2000 (collectively, with the CEO, the "Named Executive Officers").

                                                                                      LONG-TERM
                                                                                     COMPENSATION
                                                  ANNUAL COMPENSATION                ------------
                                     ---------------------------------------------    SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND                                         SALARY     BONUS     COMPENSATION   OPTIONS/SARS   COMPENSATION
PRINCIPAL POSITION                     YEAR       ($)        ($)          ($)            (#)            ($)
------------------                   --------   --------   --------   ------------   ------------   ------------
Jimmy S.H. Lee.....................    2000     220,112          0          0          1,360,000          0
Chief Executive Officer                1999     213,227    118,141          0                  0          0
                                       1998     221,326    151,200          0             90,000          0

Dr. Ron Aurell.....................    2000      84,738     47,077          0                  0          0
Managing Director                      1999      98,045    136,173          0                  0          0
of Pulp Operations                     1998      68,224     13,617          0                  0          0

EMPLOYMENT AGREEMENT

    Mr. Lee and the Company are parties to an amended and restated employment agreement dated November 20, 2000. The agreement generally provides, subject to certain termination provisions, for continued employment of Mr. Lee for a period of 36 months with automatic one month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary and other compensation as determined by the board of directors. The agreement contains change in control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Lee may only be discharged for cause. In the event Mr. Lee is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Lee is terminated without cause or resigns for good reason within three years of the change in control, he shall be entitled to a severance payment of three times the sum of his then annual salary under the agreement plus the higher of his last annual bonus and the highest bonus received during the preceding five years. In addition, all unvested rights in any stock option or other benefit plans will vest in full. In addition, Mr. Lee will continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.

    The agreement provides that the Company will permit Mr. Lee to exercise any of his stock options by delivery to the Company of a non-recourse promissory note secured solely by the shares acquired. In addition, the Company has agreed to lend Mr. Lee up to $10,000,000 to purchase shares of Common Stock in the open market or otherwise. Any such loan will be on a non-recourse basis secured solely by the shares acquired.

STOCK OPTIONS

                                                                                          POTENTIAL REALIZABLE VALUE
                                                  PERCENT OF                               AT ASSUMED ANNUAL RATES
                                    NUMBER OF       TOTAL                                OF STOCK PRICE APPRECIATION
                                    SECURITIES     OPTIONS                                 FOR TEN YEAR OPTION TERM
                                    UNDERLYING    GRANTED TO    EXERCISE                 ----------------------------
                                     OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION        5%             10%
NAME                                 GRANTED     FISCAL YEAR    ($/SHARE)      DATE          ($)             ($)
----                                ----------   ------------   ---------   ----------   ------------   -------------
Jimmy S.H. Lee....................  1,360,000        86.6%        6.375       01/2011     5,452,563      13,817,747

    The table below provides information on exercises of options during 2000 by the Named Executive Officers and information with respect to unexercised options held by the Named Executive Officers at December 31, 2000.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR-END OPTION/SAR VALUES

                                                                        NUMBER OF SECURITIES
                                                                             UNDERLYING        VALUE OF UNEXERCISED
                                                                            UNEXERCISED            IN-THE-MONEY
                                                                          OPTIONS/SARS AT        OPTIONS/SARS AT
                                     SHARES ACQUIRED                    FISCAL YEAR-END (#)    FISCAL YEAR-END ($)
                                       ON EXERCISE     VALUE REALIZED       EXERCISABLE/           EXERCISABLE/
NAME                                       (#)              ($)            UNEXERCISABLE          UNEXERCISABLE
----                                 ---------------   --------------   --------------------   --------------------
Jimmy S.H. Lee.....................         0                0           778,333/906,667       882,708/1,416,667
Dr. R. Aurell......................         0                0              10,000/0                  0/0

COMPENSATION OF TRUSTEES

    The Trustees do not receive cash compensation for service as a Trustee. The Company reimburses the Trustees and officers for their expenses incurred in connection with their duties as Trustees and officers of the Company. Non-employee Trustees who are in office at the end of a fiscal year receive options to acquire 6,000 shares of common stock at an exercise price equal to the closing price of the Company's shares on The Nasdaq Stock Market's National Market on the last trading day of the fiscal year.

REPORT OF THE TRUSTEES ON EXECUTIVE COMPENSATION

    Compensation of the Company's executive officers is determined on an annual basis by either the Trustees as a whole or the Compensation Committee in consultation with management. For 2000, compensation of executive officers was determined by the Trustees as a whole. The Company's goal is to compensate the Company's executive officers in a manner which is consistent with the Company's strategic plan and which rewards executive officers in a fair manner for performance which forwards the strategic plan. To this end, the Company's basic compensation philosophy is to maintain annual base salaries for executive officers at relatively low amounts and to award bonuses and long-term incentives in the form of stock options based on annual performance of the Company and of the executive.

    The financial results from operating the Company's businesses are the major factor in determining levels of executive compensation.

    The Company adopted an Employee Incentive Plan ("EIP") in 1994 in which the Company's executive officers and other employees may participate. Under the EIP, 5% of the Company's Net Income for each fiscal year is set aside as a bonus pool. During the course of the fiscal year, the Trustees may grant interests in the bonus pool to employees, officers and trustees of the Company and its subsidiaries. Bonuses are to be paid within 120 days of the end of the fiscal year.

    In evaluating the performance of the Company's executive officers in awarding grants under the EIP, the Trustees considered factors such as the growth in earnings of the Company, the effectiveness of cost reduction and productivity-enhancement measures in the operating subsidiaries, the growth in assets, and the performance of the Company's Common Stock. The Trustees also considered the contribution of the Company's executive officers toward the accomplishment of those goals.

    In determining the compensation of the Company's Chief Executive Officer, Mr. Lee, for 2000, the Trustees evaluated Mr. Lee based on the criteria set forth above. In determining Mr. Lee's salary and his bonus award under the EIP, the Trustees considered the operating performance of the Company in a difficult economic environment for pulp and paper companies and the progress made by the Company in transitioning its pulp production from sulphite pulp to kraft pulp.

/s/ Michel Arnulphy   /s/ Jimmy S.H. Lee   /s/ C.S. Moon   /s/ Maarten Reidel
/s/ Ian Rigg

REPORT OF THE AUDIT COMMITTEE

To the Trustees of Mercer International, Inc.:

    We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended
December 31, 2000. We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence. The Audit Committee has considered whether the provision of services by the independent auditing firm other than audit-related is compatible with maintaining the principal auditor's independence.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

C.S. Moon
Michel Arnulphy

PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return (stock price appreciation plus dividends) on the Company's Common Stock with the cumulative total return of NASDAQ Market Index and an additional group of peer companies which comprise Standard Industrial Classification Code 262 -- Paper Mills for comparison over the five years ending December 31, 1999. The companies which comprise SIC Code 262 are Abitibi-Consolidated Inc.; American Israeli Paper; Badger Paper Mills Inc.; Boise Cascade Corporation; Bowater Inc.;
Bunzl PLC ADS; Chesapeake Corporation; Crown Vantage, Inc.; Domtar Inc.; Fibermark Inc.; Fletcher Challenger Forests; Fletcher Challenger Building; Fort James Corp.; Kimberly-Clark Corporation; Mercer International Inc.;
P.H. Glatelter Co.; Pope & Talbot Inc.; Potlatch Corporation; Sappi Ltd. ADS; Schweitzer Mauduit International; Stora Enso, UPM Kymmene Corp. ADS; Votorantim Cellulose; Wausau-Mosinee Paper Corporation; Westvaco Corporation; Weyerhauser Company; and Willamette Industries.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                   OF COMPANY INDUSTRY INDEX AND BROAD MARKET

COMPANY                                                      1996       1997       1998       1999       2000
-------                                                    --------   --------   --------   --------   --------
Mercer International Inc. SBI............................    75.23      64.85      50.34      34.44      39.29
Industry Index...........................................   147.48     152.54     159.14     193.17     145.09
Broad Market.............................................   161.18     197.16     278.08     490.46     237.66

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

    Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all such reports they file.

    Based solely on the review of the copies of such reports received by the Company, and on written representations by the Company's officers and Trustees regarding their compliance with the applicable reporting requirements under
Section 16(a), the Company believes that all of its officers and Trustees filed all required reports under Section 16(a) in a timely manner for the year ended December 31, 2000.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

    Peterson Sullivan P.L.L.C., Certified Public Accountants, has been selected by the Trustees to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. Peterson Sullivan P.L.L.C. have examined the consolidated financial statements of the Company and its subsidiaries each year since 1989. Representatives of Peterson Sullivan P.L.L.C. are not expected to be present at the Annual Meeting.

    Fees paid to Peterson Sullivan P.L.L.C. by the Company during 2000 included:

    AUDIT FEES. The Company paid Peterson Sullivan $171,341 in fees related to the audit of the annual financial statements and the reviews of the quarterly financial statements.

    FINANCIAL INFORMATION SYSTEMS. The Company made no payments to Peterson Sullivan related to the operation, supervision, design, or implementation of the Company's financial information systems.

    ALL OTHER FEES. All other fees paid to Peterson Sullivan in 2000 totaled $170,824. These services were comprised mainly of accounting and tax services.

                             CHANGE OF RIGHTS AGENT

    In July 1999, the Company retained a new rights agent for its Shareholder Rights Agreement. The name, address and telephone number of the new rights agent is:

                           CIBC Mellon Trust Company
                             2001 University Street
                        Montreal, Quebec, Canada H3A 2A6
                                 (514) 285-3609

                          FUTURE SHAREHOLDER PROPOSALS

    Any proposal which a Shareholder intends to present at the next Annual Meeting of Shareholders must be received by the Company on or before February 1, 2002. A shareholder must notify the Company on or before April 16, 2002 that he or she intends to introduce a proposal at the 2002 shareholder meeting or management will have discretionary authority to vote its proxies with respect to any such proposal.

                                 OTHER MATTERS

    The Trustees know of no matter other than those mentioned in the Proxy Statement to be brought before the meeting. If other matters properly come before the meeting, it is the intention of the Proxy holders to vote the Proxies in accordance with their judgment. If there are insufficient votes to approve any of the proposals contained herein, the Trustees may adjourn the meeting to a later date and solicit additional Proxies. If a vote is required to approve such adjournment, the Proxies will be voted in favor of such adjournment.

    A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST DIRECTED TO MERCER INTERNATIONAL INC., SHAREHOLDERS INFORMATION,
GIESSHUBELSTRASSE 15, 8045 ZURICH, SWITZERLAND.

By Order of the Trustees,
Date: June   -  , 2001.

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER
                      ADOPTED BY THE BOARD OF DIRECTORS OF
                           MERCER INTERNATIONAL INC.

COMPOSITION

    The audit committee shall be composed of three or more directors, as determined by the board of directors. Each of the committee members shall meet the independence and financial literacy requirements of NASDAQ unless the Board determines that no more than one individual who does not meet the independence requirements would bring valuable financial or accounting experience to the committee. In addition, at least one of the members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

    Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

RESPONSIBILITIES

 1. Recommend to the board of directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

 2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to address issues raised by such evaluation.

 3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

 4. Instruct management and the independent auditor that the committee expects to be informed if there are any subjects that require special attention of if they perceive any significant weaknesses in the company's information and reporting systems.

 5. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the auditor work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial control.

 6. Review the management letter delivered by the independent auditor in connection with the audit.

 7. Meet quarterly with management and, if required, the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10Q; provided that this responsibility may be delegated to a member of the audit committee.

 8. Meet at least once each year in separate executive sessions with management and the independent auditor to discuss matters that any of them or the committee believes could significantly affect the financial statements and should be discussed privately.

 9. Have such meetings with management and the independent auditor as the committee deems appropriate to discuss significant financial risk exposures facing the company and management's plans for monitoring and controlling such exposures.

 10. Review significant changes to the company's accounting principles and practices proposed by the independent auditor or management.

 11. Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

 12. Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

 13. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

 14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

 15. In the performance of its responsibilities, the audit committee is the representative of the shareholders. However, it is not the responsibility of the audit committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

                                     PROXY
                           MERCER INTERNATIONAL INC.
                              Giesshubelstrasse 15
                                  8045 Zurich
                                  Switzerland

    THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF MERCER
INTERNATIONAL INC.

    The undersigned hereby appoints Jimmy S.H. Lee as proxy, with the power of substitution to represent and to vote as designated below, all the shares of beneficial interest of Mercer International Inc. held of record by the undersigned on May 21, 2001, at the Annual Meeting of Shareholders to be held on July 10, 2001, or any adjournment thereof.

    1.   ELECTION OF TRUSTEES

         FOR the nominees listed                     WITHHOLD AUTHORITY
         below (except as marked                     to vote for the nominees
         to the contrary below)       / /            listed below                 / /

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                       C.S. Moon          Maarten Reidel

    2. In his discretion, the Proxy holder is authorized to vote upon such other business as may properly come before the meeting.

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

    Please sign exactly as name appears on your share certificates. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED: ------------ , 2001

                                            ------------------------------------------------------------
                                            Signature

                                            ------------------------------------------------------------
                                            Print Name

                                            ------------------------------------------------------------
                                            Signature, if jointly held

                                            ------------------------------------------------------------
                                            Print Name

                                            ------------------------------------------------------------
                                            Number of shares held

Please mark, sign, date and return this Proxy promptly using the enclosed envelope.